UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2018

CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

Century Communities, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) on May 9, 2018.  As of the close of business on March 15, 2018, the record date for the Annual Meeting, there were 29,644,097 shares of Company common stock outstanding and entitled to vote at the Annual Meeting. Each share of Company common stock was entitled to one vote. Stockholders holding an aggregate of 25,684,323 shares of Company common stock entitled to vote at the Annual Meeting, representing 86.6% of the outstanding shares of Company common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2018.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 -
Election of Directors.  The five director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Dale Francescon	23,259,324	297,866	2,127,133
Robert F. Francescon	21,715,003	1,842,187	2,127,133
John P. Box	21,946,811	1,610,379	2,127,133
Keith R. Guericke	23,209,282	347,908	2,127,133
James M. Lippman	23,209,282	347,908	2,127,133

Proposal No. 2 -
Ratification of Appointment of Independent Registered Public Accounting Firm.  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,668,693	5,235	10,395	0

Proposal No. 3 -	Advisory Vote on Executive Compensation. Our executive compensation was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,706,640	1,845,646	4,904	2,127,133

Proposal No. 4 -
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.  The frequency of one year for future advisory votes on executive compensation was approved, on an advisory basis, by the following final voting results:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
21,517,554	16,905	2,011,852	10,879	2,127,133

In accordance with the result of the advisory vote on Proposal No. 4  - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, the Company’s Board of Directors has determined that the Company will conduct an executive compensation advisory vote, or say-on-pay vote, every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2018	CENTURY COMMUNITIES, INC.

	By:	/s/ David L. Messenger
	Name:	David L. Messenger
	Title	Chief Financial Officer and Secretary